                                                                   EXHIBIT 10.11

Novell.

April 24, 2001

Deanna Sorino
EMTEC Inc
817 East Gate Dr.
Mount Laurel. NJ 08054
USA

Dear Deanna,

Congratulations on meeting the Novell Gold Partner requirements. We appreciate the effort this achievement represents, and look forward to working with you more closely in the months and years ahead. As a Novell Gold Partner, you will enjoy numerous benefits that include:

o Technical Support - 5 technical support incidents per $30,000 of target achieved up to a maximum of 200 incidents per year. Each block of 5 incidents must be within a single quarter and is valid for the remainder of Novell's fiscal year (Nov 1 - Oct 31).

o Business Solution Offerings (BSO) - Recommended processes and procedures for consulting with customers, assessing their needs and delivering a complete solution that meets those needs. The BSOs are posed at http://www.novell.com/partners/bso. They are password protected so only our top partners, like you, can access them. The Username is "partner" and the Password is "servicerev" as in service revenue.

o    LogicSource CD - One corporate license.

o    Support Connection CDs - One site license.

o QuickTrain - Provides easy-to-follow-training modules that will help you understand and sell Novell products.

o Advanced Technical Training DVD Library - self-study DVD library on Novell products.

o NetWare 4.2 - 5.1 Upgrade Self-Study Kit - provides interactive, hands-on exercises that illustrate various features as well as in-depth technical explanations of how to deploy, administer, and troubleshoot.

o Free Sales, and Support Tools - The PartnerNet home page on our web site includes price lists, sales guides, news about channel promotions and much more. Web site http://www.novell.com/partners/channel.

o Free Evaluation Software - Periodically Gold Partners receive evaluation software that contains updates to Novell's released and beta products for in-house use and demonstration purposes

o    BrainShare 2001 passes - one pass for BrainShare 2001 at discount.

o PartnerNet News - Channel news and updates will be emailed directly to your company contacts. Please have your contacts subscribe at the following URL: www.novell.com/partners/channel.

Each time you place an order for Novell products, your distributor will ask you for your Novell Authorization Number. The number assigned to you is L740-2052G. Please make a note of this number, it verifies that you have completed the requirements to achieve Gold status. In addition, it gives you access to our company address, contact and profile information on the web. To update this information, go to http://www.novell.com/partners/channel.

We wish you a profitable year. If you need help, or have additional questions, contact us at 1-800-828-3362.

Best wishes,
Novell PartnerNet Authorization

                     PartnerNet'TM' 2001 Program Application

 Please indicate the PartnerNet 2001 program level for which you are applying:
     Platinum Program (carries an annual program fee of $2,995)
     Gold Program (carries an annual program fee of $995)

--------------------------------------------------------------------------------
COMPANY INFORMATION
--------------------------------------------------------------------------------
Company Name (DBA) Emtec, Inc.
--------------------------------------------------------------------------------
Legal Name Emtec, Inc.
--------------------------------------------------------------------------------
Federal Tax ID 22-3386933
--------------------------------------------------------------------------------
Address  70 Jackson Drive
--------------------------------------------------------------------------------
City Cranford
--------------------------------------------------------------------------------
State/Province NJ
--------------------------------------------------------------------------------
Zip/Postal Code 07016
--------------------------------------------------------------------------------
Country USA
--------------------------------------------------------------------------------
Phone 908-709-1919
--------------------------------------------------------------------------------
Fax 908-709-8949
--------------------------------------------------------------------------------
URL www.emtecinc.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPANY CONTACT INFORMATION
--------------------------------------------------------------------------------
PARTNERNET MAIN CONTACT (This person will receive all PartnerNet correspondence.)
--------------------------------------------------------------------------------
Full Name Dan Stavola
--------------------------------------------------------------------------------
Phone Number 908-709-1919 x120
--------------------------------------------------------------------------------
Fax Number 908-709-9123
--------------------------------------------------------------------------------
Email Address dan_stavola@emtecinc.com
--------------------------------------------------------------------------------
PRESIDENT/OWNER
--------------------------------------------------------------------------------
Full Name John Howlett
--------------------------------------------------------------------------------
Phone 908-709-1919
--------------------------------------------------------------------------------
Email Address john_howleft@emtecinc.com
--------------------------------------------------------------------------------
SALES MANAGER
--------------------------------------------------------------------------------
Full Name Matt Lesser
--------------------------------------------------------------------------------
Phone Number 203-838-3110 x 100
--------------------------------------------------------------------------------
Email Address matt_lesser@emtecinc.com
--------------------------------------------------------------------------------
TECHNICAL SERVICES MANAGER
--------------------------------------------------------------------------------
Full Name Pam Lowndes
--------------------------------------------------------------------------------
Phone Number 908-709-1919 x133
--------------------------------------------------------------------------------
Email Address pam_lowndes@emtecinc.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL SALES CONTACTS
--------------------------------------------------------------------------------
Full Name Tod Neuenhoff
--------------------------------------------------------------------------------
Email Address tod_neuenhoff@emtecinc.com
--------------------------------------------------------------------------------
Full Name Vincent D'Annunzio
--------------------------------------------------------------------------------
Email Address vincent_D'Annunzio@emtecinc.com
--------------------------------------------------------------------------------
Full Name
--------------------------------------------------------------------------------
Email Address
--------------------------------------------------------------------------------
ADDITIONAL TECHNICAL CONTACTS
--------------------------------------------------------------------------------
Full Name Robert Hale
--------------------------------------------------------------------------------
Email Address Robert_hale@emtecinc.com
--------------------------------------------------------------------------------
Full Name Albert Villar
--------------------------------------------------------------------------------
Email Address albert villar@emtecinc.com
--------------------------------------------------------------------------------
Full Name John Chu
--------------------------------------------------------------------------------
Email Address john_chu@erntecinc.com
--------------------------------------------------------------------------------

                            (continued on next page)

COMPANY PROFILE INFORMATION
--------------------------------------------------------------------------------
What is the size of your target market? (Select one.)
--------------------------------------------------------------------------------
   1 - 25 Employees
--------------------------------------------------------------------------------
   26 - 50 Employees
--------------------------------------------------------------------------------
   51 - 250 Employees
--------------------------------------------------------------------------------
   251 - 1000 Employees
--------------------------------------------------------------------------------
   Greater than 1000 Employees
--------------------------------------------------------------------------------
What is your target market?  (Select all that apply.)
--------------------------------------------------------------------------------
   Commercial
--------------------------------------------------------------------------------
   Education (K-12)
--------------------------------------------------------------------------------
   Higher Education
--------------------------------------------------------------------------------
   State Government
--------------------------------------------------------------------------------
   Federal Government
--------------------------------------------------------------------------------
How many employees do you have?
--------------------------------------------------------------------------------
__170__ Total Employees     __20__ Sales Executives     __80__ Systems Engineers
--------------------------------------------------------------------------------
What is your sales volume?
--------------------------------------------------------------------------------
Annual Company Revenue __ 100 million + ____________________________
Annual Novell Product Revenue __ $80,000 _____________________________
Annual Novell Consulting Revenue __ $70,000 ___________________________
--------------------------------------------------------------------------------
Which Distributor do you purchase through?  (Select all that apply.)
--------------------------------------------------------------------------------
   Ingram Micro
   Tech Data
   Other (Please list.) ________________________________________
--------------------------------------------------------------------------------
What Novell products are you most interested in?
--------------------------------------------------------------------------------
   NetWare
   ZENworks/ManageWise
   Novell Directory Services
   GroupWise
   BorderManager
   Novell Small Business Suite
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PartnerNet 2001 is a pay-for-performance program which grants technical support incidents based on your revenue contribution to Novell. To help us measure your "influenced" revenue, please list the customers with which you have influenced the purchase of Novell products within the last quarter and the source from which they were purchased.
--------------------------------------------------------------------------------
       CUSTOMER NAME            PRODUCT SOURCE              REVENUE INFLUENCED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                            (continued on next page)

--------------------------------------------------------------------------------
AGREEMENT & SIGNATURE
--------------------------------------------------------------------------------
By signing this form, Partner agrees to provide Novell end users with high quality service and support and acknowledges that high end user satisfaction is a condition to Partner's continued status as a PartnerNet partner. Partner also agrees to maintain quarterly revenue requirement as outlined in the PartnerNet 2001 Program Requirements to retain PartnerNet status.
--------------------------------------------------------------------------------
I hereby certify that the information provided on this application is true and correct.
Name (please print)                                  Signature

--------------------------------------------------------------------------------
Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MAILING ADDRESS
--------------------------------------------------------------------------------
Please mail completed application with your program fee to:
--------------------------------------------------------------------------------
Novell, Inc.
 1800 S Novell Place
 Provo UT, 84606
Attn: PartnerNet 2001 Program
--------------------------------------------------------------------------------

For complete PartnerNet 2001 program benefits and requirements, visit http:/www.novell.com/partnernet or contact your local Novell office.

                     PartnerNet'TM' 2001 Program Application

 Please indicate the PartnerNet 2001 program level for which you are applying:
     Platinum Program (carries an annual program fee of $2,995)
     Gold Program (carries an annual program fee of $995)

--------------------------------------------------------------------------------
COMPANY INFORMATION
--------------------------------------------------------------------------------
Company Name (DBA) Emtec, Inc.
--------------------------------------------------------------------------------
Legal Name Emtec, Inc.
--------------------------------------------------------------------------------
Federal Tax ID 22-3386933
--------------------------------------------------------------------------------
Address  817 East Gate Drive
--------------------------------------------------------------------------------
City Mt. Laurel
--------------------------------------------------------------------------------
State/Province NJ
--------------------------------------------------------------------------------
Zip/Postal Code 08054
--------------------------------------------------------------------------------
Country USA
--------------------------------------------------------------------------------
Phone 856-235-2121
--------------------------------------------------------------------------------
Fax 856-235-1666
--------------------------------------------------------------------------------
URL www.emtecinc.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPANY CONTACT INFORMATION
--------------------------------------------------------------------------------
PARTNERNET MAIN CONTACT (This person will receive all PartnerNet correspondence.)
--------------------------------------------------------------------------------
Full Name Deanna Sorino
--------------------------------------------------------------------------------
Phone Number 856-235-2121 x2l0
--------------------------------------------------------------------------------
Fax Number 856-235-1666
--------------------------------------------------------------------------------
Email Address deanna_sorino@emtecinc.com
--------------------------------------------------------------------------------
PRESIDENT/OWNER
--------------------------------------------------------------------------------
Full Name John Howlett
--------------------------------------------------------------------------------
Phone 908-709-1919
--------------------------------------------------------------------------------
Email Address john_howlett@emteciric.com
--------------------------------------------------------------------------------
SALES MANAGER
--------------------------------------------------------------------------------
Full Name Michael Chumley
--------------------------------------------------------------------------------
Phone Number 856-235-2121 x219
--------------------------------------------------------------------------------
Email Address michael_chumley@erritecinc.com
--------------------------------------------------------------------------------
TECHNICAL SERVICES MANAGER
--------------------------------------------------------------------------------
Full Name Kevin Rider
--------------------------------------------------------------------------------
Phone Number 856-235-2121 x234
--------------------------------------------------------------------------------
Email Address kevin_rider@emtecinc.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL SALES CONTACTS
--------------------------------------------------------------------------------
Full Name Lisa Degraffenreid
--------------------------------------------------------------------------------
Email Address lisa_degraffenreid@emtecinc.com
--------------------------------------------------------------------------------
Full Name Scott Mangold
--------------------------------------------------------------------------------
Email Address scott_mangold@emtecinc.com
--------------------------------------------------------------------------------
Full Name
--------------------------------------------------------------------------------
Email Address
--------------------------------------------------------------------------------
ADDITIONAL TECHNICAL CONTACTS
--------------------------------------------------------------------------------
Full Name Bill Souder
--------------------------------------------------------------------------------
Email Address bill_souder@emtecinc.com
--------------------------------------------------------------------------------
Full Name Tyrone Coleman
--------------------------------------------------------------------------------
Email Address tyrone_coleman@emtecinc.com
--------------------------------------------------------------------------------
Full Name
--------------------------------------------------------------------------------
Email Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPANY PROFILE INFORMATION
--------------------------------------------------------------------------------
What is the size of your target market? (Select one.)
--------------------------------------------------------------------------------
 1 - 25 Employees
--------------------------------------------------------------------------------
 26 - 50 Employees
--------------------------------------------------------------------------------
 51 - 250 Employees
--------------------------------------------------------------------------------
 251 - 1000 Employees
--------------------------------------------------------------------------------
 Greater than 1000 Employees
--------------------------------------------------------------------------------
What is your target market?  (Select all that apply.)
--------------------------------------------------------------------------------
   Commercial
--------------------------------------------------------------------------------
   Education (K-12)
--------------------------------------------------------------------------------
   Higher Education
--------------------------------------------------------------------------------
   State Government
--------------------------------------------------------------------------------
   Federal Government
--------------------------------------------------------------------------------
How many employees do you have?
--------------------------------------------------------------------------------
__170__ Total Employees     __20__ Sales Executives     __80__ Systems Engineers
--------------------------------------------------------------------------------
What is your sales volume?
--------------------------------------------------------------------------------
Annual Company Revenue __ 100 million + ____________________________
Annual Novell Product Revenue __ $170,000 _____________________________
Annual Novell Consulting Revenue __ $150,000 ___________________________
--------------------------------------------------------------------------------
Which Distributor do you purchase through?  (Select all that apply.)
--------------------------------------------------------------------------------
   Ingram Micro
   Tech Data
   Other (Please list.) ________________________________________
--------------------------------------------------------------------------------
What Novell products are you most interested in?
--------------------------------------------------------------------------------
   NetWare
   ZENworks/ManageWise
   Novell Directory Services
   GroupWise
   BorderManager
   Novell Small Business Suite
--------------------------------------------------------------------------------
PartnerNet 2001 is a pay-for-performance program which grants technical support incidents based on your revenue contribution to Novell. To help us measure your "influenced" revenue, please list the customers with which you have influenced the purchase of Novell products within the last quarter and the source from which they were purchased.
--------------------------------------------------------------------------------
        CUSTOMER NAME            PRODUCT SOURCE            REVENUE INFLUENCED
--------------------------------------------------------------------------------
Philadelphia District Attorney   Computer Integration Group      $75,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            (continued on next page)

--------------------------------------------------------------------------------
AGREEMENT & SIGNATURE
--------------------------------------------------------------------------------
By signing this form, Partner agrees to provide Novell end users with high quality service and support and acknowledges that high end user satisfaction is a condition to Partner's continued status as a PartnerNet partner. Partner also agrees to maintain quarterly revenue requirement as outlined in the PartnerNet 2001 Program Requirements to retain PartnerNet status.
--------------------------------------------------------------------------------
I hereby certify that the information provided on this application is true and correct.
Name (please print)                         Signature

--------------------------------------------------------------------------------
Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MAILING ADDRESS
--------------------------------------------------------------------------------
Please mail completed application with your program fee to:
--------------------------------------------------------------------------------
Novell, Inc.
 1800 S Novell Place
 Provo UT, 84606
Attn: PartnerNet 2001 Program
--------------------------------------------------------------------------------

For complete PartnerNet 2001 program benefits and requirements, visit http:/www.novell.com/partnernet or contact your local Novell office.